Exhibit 99.1 J.P. Morgan 43rd Annual Healthcare Conference Udit Batra, Ph.D. President & CEO January 13, 2025

Forward-Looking Statements & Non-GAAP Financial Measures This presentation contains forward-looking statements regarding future results and events, including financial and operational guidance and projected estimates. For this purpose, any statements that are not statements of historical fact may be deemed forward-looking statements. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend,” “outlook,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements may include statements regarding future operating and financial performance, market growth, success of our products, customer trends, and the acquisition of Wyatt Technology and the realization of the benefits thereof. Forward-looking statements in this presentation are based on Waters’ expectations and assumptions as of the date of this presentation and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof and should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this presentation. Each of these forward-looking statements involves risks and uncertainties, including risks and uncertainties associated with the Wyatt acquisition, as well as the Company’s ability to realize the expected benefits related to its various cost-saving initiatives, and actual results may differ materially from such forward-looking statements. We discuss various factors that may cause Waters actual results to differ from those expressed or implied in the forward-looking statements in this presentation, including, but not limited to, those factors relating to the impact on Waters’ operating results throughout the Company’s various market sectors or geographies from economic, environmental, regulatory, sovereign and political uncertainties, in the sections entitled “Forward-Looking Statements,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the Securities and Exchange Commission (“SEC”) on February 27, 2024, as updated by the Company’s subsequent filings with the SEC, including the Company’s Quarterly Reports on Form 10-Q. Except as required by law, Waters does not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. To supplement the Company’s financial statements presented on a GAAP basis, the Company has provided certain non-GAAP financial measures, such as organic constant currency revenue, adjusted operating margin, free cash flow, and non-GAAP diluted earnings per share. Management uses these non-GAAP financial measures to evaluate the Company’s operating performance in a manner that allows for meaningful period-to-period comparison and analysis of trends in its business. Management believes that such measures are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing the Company’s operating performance. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for, the financial information presented in accordance with GAAP. Management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. The Company’s definition of these non-GAAP financial measures may differ from similarly titled measures used by others. The non-GAAP financial measures used in this presentation adjust for specified items that can be highly variable or difficult to predict. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures using a reconciliation of these measures included in the Appendix to this presentation and which can also be found on the company’s website at: https://ir.waters.com/. ©2025 Waters Corporation 1

Key Messages Strong Business Model in Attractive Markets Disciplined Execution of our Growth Strategy Entering Next Phase of Waters Growth ©2025 Waters Corporation 2

Key Messages Strong Business Model in Attractive Markets Disciplined Execution of our Growth Strategy Entering Next Phase of Waters Growth ©2025 Waters Corporation 3

Waters Serves Regulated Markets with Large Unmet Needs Food & Academic & Clinical Pharma Environment Materials Government HSD HSD MSD MSD LSD - MSD Multiplex diagnostics High-quality medicines Pure food and water Safe renewable energy Research Endocrinology, Oncology, NBS Biologics, Novel Modalities PFAS, Nitrosamines Batteries, Electric Vehicles Enabling Scientific Discovery $12B TAM* with 4-6% Long-Term Market Growth Rate * TAM = Total Addressable Market, where $12B of a broader $80B TAM for Analytical Instruments is serviceable by Waters core business. Growth rates here reflect our internal analysis of historical, long-term market trend data, which are subject to future changes. TAMs and growth rates are estimates based on internal projections and represent forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Source: Waters data and estimates, consulting data, industry reports, and market research. ©2025 Waters Corporation 4

With a Simple & Repeatable Business Model

Waters™



Liquid Chromatography



Mass Spectrometry

170K+ installed base[4]

Growth from new applications & instrument replacement



Deep understanding of customer unmet needs
1
Instruments
2
Informatics
3
Consumables
4
Service
Simple, Compliant, Efficient
For High Volume Applications

Empower™

#1 Chromatography Data System

~80% of novel drugs submitted to FDA, EMA, China NMPA using **Empower**[3]



Uniquely design & manufacture chemistry **in-house**

Innovation leader in **large-molecule separations**

R&D = **~10%** of product revenues[1]



Dedicated service team
>50% of I-Base has plan attached

Ranked #1 by Customers[2]

Note: 1. Total R&D spending as a percentage of non-service total company revenue based on trailing twelve-month (TTM) as reported, GAAP data for the period ended September 28, 2024. 2. According to SDi 2024 Analytical & Life Science Instrumentation Service Market, Waters has the highest service satisfaction score among all instrument vendors, while according to TSIA, 2024 tNPS score over 20 points higher than benchmark average. 3. According to internal analysis, ~80% of the drugs filed with the FDA, EMA, and China National Medical Products Administration (NMPA) in 2023 were done so using our Empower software. Source: Waters data and estimates. 4. Installed base data are estimates based on internal analysis and include Wyatt.

©2025 Waters Corporation
5

Resulting in Attractive Growth & Industry-Leading Profitability

Waters™

Downstream Presence



1
Simplified sophisticated instruments
2
Informatics designed for regulatory submission
3
Customized Consumables
4
Services to maximize productivity and utilization
Waters™

Serving High Volume, Regulated Applications

Leads to Sales Recurrence & Best-in-Class Financials



6%
Average[1]
2009-2019

WAT Historical Long-Term Growth

Adj. Operating Margin (TTM)[5]

Company	Adj. Operating Margin (TTM)
WAT	30.7%
Peer 1	26.4%
Peer 2	15.9%
Peer 3	15.3%
Peer 4	28.4%
Peer 5	30.0%
Peer 6	22.5%

NYSE:WAT

$2.9B
Total Revenue (TTM)[2]

59.7%
Gross Margin (TTM)[2]

30.7%
Adj. Operating Margin[3] (TTM)

23%
5-yr Avg FCF as % of Sales[4]

Note: 1. Approximate average growth rates of year-over-year, total constant currency growth from 2009 to 2019; 2. Based on trailing twelve-month (TTM) as reported, GAAP data for the period ended September 28, 2024; 3. Operating margin results are in adjusted, non-GAAP operating margin percentage terms based on trailing twelve-month non-GAAP data for the period ended September 28, 2024. 4. FCF = Free Cash Flow where data presented is a 5-year average of annual free cash flow as a % of as-reported, GAAP revenues from 2019-2023. 5. Compares Waters trailing twelve-month adjusted operating margin performance as of 3Q24 to that of the prior year equivalent period to total company performance of other U.S. companies in the life science tools peer group, for whom complete public data is available throughout the relevant time periods required to effect the analysis. See reconciliations of the non-GAAP measures to the most directly comparable GAAP measures included in the Appendix of this presentation and available on the Company's website at: https://ir.waters.com/. Source: Waters Corporation data, publicly available data.

©2025 Waters Corporation

6

High Pharma Exposure with Balanced Geographic Footprint 1 Waters $2.9B Revenue (TTM) % of Total 11% 29% 33% 38% 43% End Products & 1 Geography 1 1 31% Markets Services 58% 38% 19% Academic & Pharma Industrial Asia Americas Europe Instruments Consumables Service Government Note: 1. Revenue data is based on total trailing twelve-month (TTM) as reported, GAAP revenues for the period ended September 28, 2024 (100% = $2.9B). ©2025 Waters Corporation 7

With ~75% of Revenue Tied to Resilient Growth Drivers

Waters™



Academic & Govt.
Industrial & Applied
of which ~50% is
Food & Environmental
Pharma
Discovery
Academic
& Govt.
Materials &
Chemicals
Batteries &
Electronics
Food &
Environmental
Clinical
Pharma
Development
Pharma
QA/QC
11%
31%
58%
Waters $2.9B
Revenue (TTM)
% of Total1
Pharmaceuticals
of which >50% is
Manufacturing QA/QC3
REVENUE TIED TO RESILIENT GROWTH DRIVERS2

Note: 1. Overall and reported end market segment revenue data is based on total trailing twelve-month (TTM) as reported, GAAP revenues for the period ended September 28, 2024 (100% = $2.9B). 2. Depicted weighting to identified resilient growth drivers within each reported end market segment is based on waters internal estimates, analysis and approximations. 3. Refers to non-clinical pharma end market segment revenue. Not to scale.

©2025 Waters Corporation
8

Our Volume Scales with the Molecule Pharma growth is correlated to production volume of late-stage or commercial drugs Spec'd into testing Defining critical quality Volume scales with ongoing attributes & process with increased regulatory data control parameters manufacturing submission Discovery & Early-Stage Pre-Clinical Late-Stage Development Manufacturing Development Generics & Biosimilars ©2025 Waters Corporation 9

Key Messages Strong Business Model in Attractive Markets Disciplined Execution of our Growth Strategy Entering Next Phase of Waters Growth ©2025 Waters Corporation 10

Transformation Plan Launched in 2020 Regain Revitalize Enter Faster Commercial Innovation Growth Momentum Adjacencies ©2025 Waters Corporation 11

That we Stuck to Throughout a Volatile Market Environment 2020 2021 2022 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 45% Instrument Recurring 40% Org. CC Rev. Growth Org. CC Rev. Growth 26% 21% 12% 12% 10% 10% 4% 1% -1% -2% -3% -13% -17% -19% -20% -23% -25% COVID-19 New Growth Initiatives Supply Challenges Economic Slowdown Return to Growth 1 Instrument Replacement 2 Service Attachment 3 Contract Organizations 4 eCommerce Adoption 5 Launch Excellence Note: Org. CC Rev. Growth = Organic Constant Currency Revenue Growth; growth rates are versus prior year Note: Growth rates here reflect the analysis of Waters historical, quarterly non-GAAP sales data which is all publicly available, including the relevant GAAP to Non-GAAP reconciliations for each quarter, available on the Company’s website at: https://ir.waters.com/ ©2025 Waters Corporation 12

1) Executed Commercial Initiatives with Clear Results Now 2019 Strong progress with ~15% of lagged Instrument Replacement 2015-19 replacement opps remaining 43% >50% Service Plan Attachment of Active I-Base of Active I-Base 20% >40% eCommerce Adoption of Chemistry Rev of Chemistry Rev 15% >25% Contract Organizations of Pharma Rev of Pharma Rev Podium position in LC, MS, Chemistry Innovation Launches w/ new products augmenting growth ©2025 Waters Corporation 13

2) Innovation Setting New Standards Back to rich history of new category creation with product launches Chemistry Liquid Chromatography Mass Spectrometry Bioseparations Next-Gen Flagship Enhanced Detection Sharper Peaks World’s & Minimal Most Sensitive Smartest HPLC Statistical Noise Tandem Quad Eliminates common user Up to 15x better sensitivity 17x faster, 12x more sensitive errors by up to 40% while 45% more compact large molecule separation Note: Estimates on this slide are comprised of internal analysis, consulting data, industry reports and internal market research which are subject to change. ©2025 Waters Corporation 14

3) Expanded into Faster Growing Segments $12B TAM +$7B TAM Strong Core Position Faster-Growing Adjacencies Pharma QA/QC Bio-separations Late-Stage Drug Development Bioanalytical Characterization Food and Environmental Safety LC-MS in Diagnostics Clinical Diagnostics Battery Testing Materials Testing MSD – HSD Markets HSD – DD Markets Note: $12B Core TAM + $7B Higher Growth Adjacencies TAM = $19B TAM with MSD-HSD growth. MSD = Mid single-digit., HSD = High single-digit., DD = Double-digit. Market growth rates are Waters internal estimates based on long-term historical data for more mature markets as well as current and recent historical growth rate data for more nascent, high-growth markets. These estimates are comprised of consulting data, industry reports and market research which are subject to change. Please refer to the Forward-Looking Statements & Non-GAAP Financial Measures on page 1. ©2025 Waters Corporation 15

Bioseparations: Deliberate Focus is Yielding Results

Waters™

% Chemistry Revenue from Large Mol[1]



40%
20%
2019
Now

STRONG CHEMISTRY LAUNCH SUCCESS

MAXPEAK™
PREMIER

+45% YTD-24

Y/Y SALES GROWTH[1]

EXPANDING INNOVATION TO NOVEL MODALITIES

RECENT CHEMISTRY LAUNCH EXAMPLES



Waters
GTx

AUG 2023
xBridge Premier SEC columns for **AAV-based Gene Therapy Applications**

OCT 2023
OligoWorks SPE Workflow & Kits for LC-MS based bioanalysis of **oligonucleotides**

APR 2024
GTxResolve Premier SEC columns for **cell & gene, mRNA & LNPs**

OCT 2024
Launched first **in-house developed enzymes & reagents** for novel modalities

~70% of our Chemistry R&D is Now Spent on Large Mol

Note: 1. Approximation based on pharma segment revenue for the first nine months of 2024. 2. Waters MaxPeak chemistry sales grew 45% in organic constant currency for the first nine months of 2024 compared with the first nine months of 2023.

©2025 Waters Corporation
16

Building Compliant Informatics for BioAnalysis



Waters
Empower
FDA / EMA / NMPA
SM
LM
Small mol data
Large mol data
BioAccord
WYATT
biotechne
LC
UV
Mass Spectrometry
Mass Detection
Light Scattering
Capillary Electrophoresis
Others

Developing Bioanalytical Characterization w/ Mix of Innovation, Partnerships, M&A

©2025 Waters Corporation

17

Clinical & Batteries: High Volume Business Model Developing

Waters™

Clinical Dx


1
Instruments
2
Informatics
3
Consumables
4
Service

Double-Digit Growth with End-to-End LC-MS for CDx[1]

RECENT LAUNCHES:

1. **Instruments: Xevo TQ Absolute IVD System** for trace-level analytes
2. **Informatics: QUAN Review** on waters_connect
3. **Consumables: IVD Reagents** for Endocrinology & Immunosuppressant Drugs

Batteries

Supporting Analytical Workflows with New Launches

RECENT LAUNCHES:

1. **Instruments: TA Battery Cycler Microcalorimeter & Rheo-IS Accessory**
2. **Informatics: TAM Assistant** integrated software platform
3. **Consumables: TGA Smart Seal Pan** novel consumable


1
Instruments
2
Informatics
3
Consumables
4
Service

Note: 1. According to internal analysis, Waters average clinical revenue grew low-double-digits on average, based on FY-21, FY-22, FY-23 organic, constant currency growth rates.

©2025 Waters Corporation

18

All While Delivering Strong Operational Performance

Waters™

2023-24 CHALLENGING MARKET ENVIRONMENT

- Volume Headwinds
- FX Headwinds
- Inflationary Pressures

WATERS RESPONSE



1
2
3

1. Productivity
2. Pricing
3. Proactive Cost Alignment

GROSS MARGIN

+210bps

TTM (as of 3Q24) vs TTM (as of 3Q22)[1]

ADJ. OPERATING MARGIN[2]

+80bps

TTM (as of 3Q24) vs TTM (as of 3Q22)[1]

Delivering on margin expansion promise through challenging market conditions…

Note: 1. Compares trailing twelve-tonth (TTM) margin percentage levels as of 3Q24 to levels for the equivalent 12-month preceding time-period as of 3Q22; 2. Operating margin results and percentage growth are in adjusted non-GAAP operating margin percentage terms. See reconciliations of the non-GAAP measures to the most directly comparable GAAP measures included in the Appendix of this presentation and available on the Company's website at: https://ir.waters.com/.

©2025 Waters Corporation
19

All While Delivering Strong Operational Performance W ATERS RESPONSE Gross Margin Adj. Operating Margin (TTM-3Q24 vs TTM-3Q22) (TTM-3Q24 vs TTM-3Q22) 2.1 Volume 0.8 WAT Headwinds -0.4 -0.7 Peer 1 2023 - 24 -3.7 Peer 2 -1.1 FX CHA L L E NG I N G M A RKE T Headwinds -0.9 -4.7 Peer 3 EN VI R O N M EN T -1.2 -4.0 Peer 4 Inflationary 0.4 Peer 5 0.9 Pressures Productivity Proactive Cost Pricing Alignment -4.0 -3.7 Peer 6 …resulting in differentiated margin results versus peers Note: Analysis compares Waters trailing twelve-month (TTM) GAAP gross margin and adjusted non-GAAP operating margin percentage levels to levels for the equivalent 12-month preceding time-period as of 3Q22 to total company performance of other U.S. companies in the life science tools peer group, for whom complete public data is available throughout the relevant time periods required to effect the analysis. Source: publicly available data, Waters internal company analysis. ©2025 Waters Corporation 20

1 Transformation Delivered Top TSR Regain Commercial Revitalize Enter Faster Growth Momentum Innovation Adjacencies Executed key commercial Back to rich history of Organic & inorganic growth initiatives new category creation investment yielding results Leader in Downstream, High-Volume = Life Science Applications Note: 1. When comparing total return of WAT shares versus life science tools peers between 09/01/20 and 12/31/24; Source: FactSet ©2025 Waters Corporation 21

Key Messages Strong Business Model in Attractive Markets Disciplined Execution of our Growth Strategy Entering Next Phase of Waters Growth ©2025 Waters Corporation 22

At Inflection Point as End-Mkts have Returned to Positive Growth Total 3Q24 Y/Y Sales Growth in Constant Currency Ex. China Inc. China Pharma +5% +3% Non-Pharma +5% +5% 3Q24 Total +5% +4% + Instruments have Returned to Growth after 7 consecutive quarters of LC decline Note: A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the Appendix to this presentation and is also available on the Company’s website at: https://ir.waters.com/. ©2025 Waters Corporation 23

Growth Catch-Up Opportunity Ahead in Near-Term

Waters™

Pre-Covid Historical Growth is MSD Instruments; HSD Recurring



Instruments
Recurring
15%
5%
-5%
10%
0%
10
11
12
13
14
15
16
17
18
19
5%
Avg
7%
Avg
6%
Average[1]
2009-2019
Historical
Long-Term
Growth

Waters % Revenue Growth (Y/Y Constant Currency[2] 2010-19)

New Replacement Cycle is Developing due to Aged Installed Base



Org. CC 5-Yr CAGR (vs. 19)[2]	
Total Instruments	1%
LC	0%
MS	2%

Meanwhile, our Recurring Revenue has Remained Highly Resilient



Recurring Revenue Growth: 2020-2024[3]
15%
10%
5%
0%
FY-20
FY-21
FY-22
FY-23
YTD-24

Note: MSD = Mid-single-digit., HSD = High single-digit. 1. Approximate average growth rate of year-over-year, total constant currency growth between 2009 and 2019. 2. Approximate compound average growth rate of year-over-year organic constant currency total instrument sales growth from 2019 to 2024 as of 3Q24, where 2024 growth reflect the expected instrument growth implied in the Company's full-year guidance as disclosed in the Company's press release dated November 1, 2024, available on the Company's website at: https://ir.waters.com/, which is subject to change. 3. Table shows historical year-over-year organic constant currency growth for Total Recurring sales for full-year 2020, 2021, 2022, 2023 and year-to-date growth for the first nine months of 2024. Growth rates here reflect our internal analysis of Waters historical, annual non-GAAP sales data which is publicly available, including the relevant GAAP to Non-GAAP reconciliations for each year. Certain content on this slide may represent forward-looking statements which are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Forward-Looking Statements & Non-GAAP Financial Measures on Page 1.

©2025 Waters Corporation
24

Plus, Well-Positioned for Long-Term Growth

Waters™

Pre-Covid Historical Growth is MSD Instruments; HSD Recurring



Instruments
15%
5%
-5%
Recurring
10%
0%
10
11
12
13
14
15
16
17
18
19
Waters % Revenue Growth (Y/Y Constant Currency 2010-19)
5% Avg
7% Avg
6% Average[1]
2009-2019
Historical Long-Term Growth

Incremental Growth Vectors vs. Pre-Covid Trends

1 Higher Volume Growth
- Faster Prescription growth (GLP-1s, Generics w/ patent cliff)
- Regulations (PFAS)

2 New Applications
- Biologics & novel modality high volume testing is new market growth area since 2019

3 Above Historic Pricing
- Expected **+100bps** long-term tailwind

Future Long-Term Growth Potential

Note: MSD = Mid-single-digit., HSD = High single-digit. 1. Approximate average growth rate of year-over-year, total constant currency growth between 2009 and 2019. Growth rates here reflect our internal analysis of Waters historical, annual non-GAAP sales data which is publicly available, including the relevant GAAP to Non-GAAP reconciliations for each year. This data also represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Forward-Looking Statements & Non-GAAP Financial Measures on Page 1.

©2025 Waters Corporation
25

Sustained Contribution from Idiosyncratic Growth Drivers

Waters™

Therapies



New therapeutic areas like GLP-1s expected to accelerate QA/QC testing

GLP-1s
+30bps / yr[1]
Avg annual growth contribution 2024-30 from QA/QC of GLP-1 drugs

PFAS



PFAS detection expanding into **food & materials**, while growth in water testing continues

PFAS
+30bps / yr[2]
PFAS testing is a $400M global market, growing ~20%[3]

Generics



Strong volume growth dynamics, driven by patent cliff, aging global population

India
+70-100bps / yr[4]
Strong market fundamentals support continued +DD avg annual growth

Note: 1. Based on internal analysis and estimates where the QA/QC testing of GLP-1 related drugs is expected to contribute an average 30bps growth tailwind annually for Waters from 2024 to 2030. 2. Based on internal analysis and estimates where the PFAS related testing is expected to contribute an average 30bps growth tailwind annually in the near-term. 3. Total Addressable Market (TAM) sizing and market growth rates are Waters internal estimates incorporating internal analysis, consulting data, industry reports and market research, and are based on current and recent historical growth rate data for more nascent, high-growth markets, all of which are subject to change. 4. Based on internal analysis and estimates where total India geographic sales are expected to contribute an average 70-100bps growth tailwind annually for Waters in the near-term. This data also represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Forward-Looking Statements and Non-GAAP Financial Measures on page 1.

©2025 Waters Corporation

26

Building Exceptional Position for Large Molecule Testing

Waters™

Liquid Chromatography


Solvent
Reservoir
Degasser
Chemistry
Columns
Pump
Filter
Autosampler

Linked Detectors

UV



MEASUREMENT

- Titer
- Aggregation

Mass Spec



MEASUREMENT

- Sequence
- Charge variants
- Post-translational modifications

MALS



MEASUREMENT

- Size
- Molecular weight
- Aggregation
- Empty/Full ratio for AAV and LNP

Solving customer large molecule challenges

- Formulation development
- Characterization
- Raw materials testing
- Process control
- QA/QC

+40bps Expected LT Core Growth Accretion from Wyatt

Note: Estimates on this slide are comprised of consulting data, industry reports and internal market research which are subject to change. This data also represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Forward-Looking Statements and Non-GAAP Financial Measures on page 1.

©2025 Waters Corporation

27

Expanding our Growth Initiatives for Recurring Revenue

Waters™

Service

PLAN ATTACHMENT

+750bps
expansion since 2019

43%
2019



55%
Goal

New Goal
Grow Plan Attachment to 55% of Active Installed Base

Chemistry

DIGITAL COMMERCE ADOPTION

~40% Now — driving incremental spend
Goal is 55%

BIOSEPARATIONS

70% of chemistry R&D toward large molecule separations

New Goal
50% of pharma chemistry revenue from large molecule separations

Informatics

SCALING POSITION & AMBITIONS

Compliant data for large molecule workflows

NEW VALUE-ADD FEATURES

Advanced fleet analytics

AI data insights

Goal
Accelerate growth to HSD from MSD historical

Note: Data referenced on this slide represents a combination of historical analysis based on internal Waters estimates and forward-looking statements which are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Historical results are not indicative of future performance.

©2025 Waters Corporation
28

Industry-Leading Profitability but Far from “Peak Margins”

Waters™

Strong Financial Profile

due to downstream presence
high-volume, regulated, recurring

59.7%
Gross Margin (TTM)

30.7%
Adj. Operating Margin[1] (TTM)

23%
FCF as % of Sales[2]
5-yr Avg (19-23)

Long-Term Opportunity for Future Annual Margin Expansion

1. **Volume Leverage**
   5% revenue growth = +50bps to Operating Margin
2. **Pricing & Mix**
   +25bps expected contribution to annual adj. Operating Margin
3. **Productivity Initiatives**
   +25bps expected contribution to annual adj. Operating Margin

+100bps of Annual Adj. Operating Margin Expansion
- Reinvesting 70bps into High Growth Adjacencies
= +20-30bps Annual Average Expansion

+300bps OPM Opportunity from Productivity Initiatives over next 8-10 years

Note: 1. Operating Margin results are in adjusted, non-GAAP operating margin percentage terms based on trailing twelve-month non-GAAP data for the period ended September 28, 2024. See reconciliations of the non-GAAP measures to the most directly comparable GAAP measures included in the Appendix of this presentation and available on the Company's website at: https://ir.waters.com/. 2. FCF = Free Cash Flow where data presented is a 5-year average of annual free cash flow as a % of as-reported, GAAP revenues from 2019-2023. Source: Waters Corporation data. Margin expansion estimates are at constant currency. All data are estimates based on internal projections and represent forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Forward-Looking Statements and Non-GAAP Financial Measures on page 1.

©2025 Waters Corporation
29

Uniquely Positioned for M&A Unlocking additional vector of EPS accretion w/ new proven capabilities FCF Clear Value Complementary Generation Creation Strong Free Cash Flow Focused on growth Scope of current portfolio Conversion can allow for opportunities with sound may offer advantaged rapid de-levering. industrial logic and with position to complete deals financial discipline. even more quickly in today’s regulatory environment. Note: This data also represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Forward-Looking Statements and Non-GAAP Financial Measures on page 1. ©2025 Waters Corporation 30

Putting it all Together Raising the bar above ‘6+2+2’ with new vectors of EPS growth accretion Historic EPS Growth Algorithm Future Potential + Volume + Large Mol + Pricing + Adjacencies Historic L.T. Margin Capital EPS LT EPS Sales Growth Expansion Deployment Growth Growth Potential Note: Growth rates here reflect our internal analysis of Waters long-term historical sales data which is publicly available. Future long-term growth rate estimates are for organic growth in constant currency with estimates comprised of internal analysis, consulting data, industry reports, and market research, which are subject to change. Margin expansion estimates are at constant currency. All data are estimates based on internal projections and represent forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Forward-Looking Statements and Non-GAAP Financial Measures on page 1. ©2025 Waters Corporation 31

Key Messages Strong Business Model in Attractive Markets Disciplined Execution of our Growth Strategy Entering Next Phase of Waters Growth ©2025 Waters Corporation 32

Register Now for our 2025 Investor Day EVENT REGISTRATION & SCHEDULE In-Person (Full Event) Quick RSVP for VISIT either option here: ir.waters.com 2025 Investor Day Under ‘Events’ or click here “A New Era of Growth” Virtual (Main Session Only) VISIT Wednesday, March 5, 2025 Please reach out via ir.waters.com investor_relations@waters.com New York City with any questions Under ‘Events’ or click here ©2025 Waters Corporation 33

Appendix GAAP to Non-GAAP Reconciliations

GAAP to Non-GAAP Reconciliations

Waters™

Operating Income Reconciliation of GAAP to Adjusted Non-GAAP Trailing Twelve-Months (TTM) Ended September 28, 2024

(in thousands USD)	Operating Income	Operating Income Percentage
Trailing Twelve-Months		
GAAP	**798,313**	**27.5%**
Adjustments:		
Purchased intangibles amortization (a)	47,485	1.6%
Restructuring costs and certain other items (b)	11,716	0.4%
Acquisition related costs (c)	649	0.0%
Litigation provision and settlement (d)	11,568	0.4%
Retention bonus obligation (e)	22,902	0.8%
Adjusted Non-GAAP *	**892,633**	**30.7%**
Q3 2024 YTD		
GAAP	**534,090**	**25.6%**
Adjustments:		
Purchased intangibles amortization (a)	35,337	1.7%
Restructuring costs and certain other items (b)	10,680	0.5%
Litigation provision and settlement (d)	11,568	0.6%
Retention bonus obligation (e)	15,268	0.7%
Adjusted Non-GAAP	**606,943**	**29.1%**
Q4 2023		
GAAP	**264,223**	**32.2%**
Adjustments:		
Purchased intangibles amortization (a)	12,148	1.5%
Restructuring costs and certain other items (b)	1,036	0.1%
Acquisition related costs (c)	649	0.1%
Retention bonus obligation (e)	7,634	0.9%
Adjusted Non-GAAP	**285,690**	**34.9%**

Reconciliation of Actual GAAP Cashflow to Non-GAAP Free Cash Flow Fiscal Years Ending December 31, 2019 - 2023

(in millions USD)	2023	2022	2021	2020	2019
Net cash provided by ops - GAAP	602.8	611.7	747.3	790.5	643.1
Adjustments:					
Additions to property plant, equipment, and software capitalization	(160.6)	(175.9)	(161.3)	(172.4)	(163.8)
Major Facility Renovations	15.6	32.1	49.2	69.8	67.6
Tax Reform Payments	72.1	38.5	38.5	38.5	29.1
Other One-Time Items	(1.5)	(0.6)	1.8	-	-
Payment of acquired Wyatt liabilities (f)	25.6	-	-	-	-
Free Cash Flow - Non-GAAP	**554.0**	**505.7**	**675.5**	**726.4**	**576.0**
5-Year Avg as % of Sales	**23%**				

(a) The purchased intangibles amortization, a non-cash expense, was excluded to be consistent with how management evaluates the performance of its core business against historical operating results and the operating results of competitors over periods of time.

(b) Restructuring costs and certain other items were excluded as the Company believes that the cost to consolidate operations, reduce overhead, and certain other income or expense items are not normal and do not represent future ongoing business expenses of a specific function or geographic location of the Company.

(c) Acquisition related costs include all incremental expenses incurred, such as advisory, legal, accounting, tax, valuation, and other professional fees. The Company believes that these costs are not normal and do not represent future ongoing business expenses.

(d) Litigation provisions and settlement gains were excluded as these items are isolated, unpredictable and not expected to recur regularly.

(e) In connection with the Wyatt acquisition, the Company started to recognize a two-year retention bonus obligation that is contingent upon the employee's providing future service and continued employment with Waters. The Company believes that these costs are not normal and do not represent future ongoing business expenses

(f) In connection with the Wyatt acquisition, the Company assumed certain obligations of Wyatt and paid those obligations immediately upon closing the transaction. The Company believes that the assumed obligations do not represent future ongoing business expenses.

©2025 Waters Corporation
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Q3 2024 Sales – Pharmaceutical & Non-Pharmaceutical End Markets Reconciliation of GAAP to Adjusted Non-GAAP % Growth Impact of % Growth (in millions USD) 2024 2023 Reported Currency Constant Currency Total Company Pharmaceutical 430.1 421.5 2% (1%) 3% End Markets Non-Pharma 310.2 290.2 7% 2% 5% Total Company Sales – Q3 QTD 740.3 711.7 4% 0% 4% % Growth Impact of % Growth (in millions USD) 2024 2023 Reported Currency Constant Currency Ex-China Pharmaceutical 384.9 369.3 4% (1%) 5% End Markets Non-Pharma 255.4 240.3 6% 1% 5% Total Sales Ex-China – Q3 QTD 640.3 609.6 5% 0% 5% The Company believes that referring to comparable constant currency growth rates is a useful way to evaluate the underlying performance of Waters Corporation's net sales. Constant currency growth, a non-GAAP financial measure, measures the change in net sales between current and prior year periods, excluding the impact of foreign currency exchange rates during the current period. ©2025 Waters Corporation 36